UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 29, 2007

BLACKHAWK CAPITAL GROUP BDC, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	814-00678 (Commission File Number)	20-1031329 (IRS Employer Identification No.)

14 Wall Street, 11th Floor New York, New York (Address of principal executive offices)	10005 (Zip Code)

Registrant’s telephone number, including area code: (212) 566-8300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1	Registrant's Business and Operations
Item 1.01	Entry into a Material Definitive Agreement

On May 29, 2007, Blackhawk Capital Group BDC, Inc., a Delaware corporation (the “Company”) issued a convertible note in the principal amount of $25,500 ("Note") to The Concorde Group, Inc. (“Concorde”), a principal stockholder and affiliate of the Company. The Note evidences a loan from Concorde to the Company to fund a portion of expenses incurred by the Company consisting of legal fees and expenses, accounting fees and expenses, general and administrative expenses. The Note is repayable upon demand and does not bear interest. The Note is convertible into shares ("Shares") of common stock of the Company at a conversion rate of one share of common stock per $1.00 of principal amount of Note converted, the price per share in the Company's Regulation E offering filed with the SEC on November 25, 2006.  The Note was issued in a private placement transaction exempt from registration under Section 4(2) of the Securities Act of 1933, as amended ("Securities Act"). Upon conversion of the Note, the Shares will be “restricted securities” as defined in Rule 144 of the Securities Act. The transaction was approved by unanimous written consent by the Board of Directors of the Company as being fair and in the best interests of the Company. The Note is attached hereto as Exhibit 99.1. On June 4, 2007, pursuant to the terms of the Note, Concorde converted the $25,500 principal amount of the Note into 25,500 shares of Common Stock at $1.00 of principal amount of Note converted, the price per share in the Company's Regulation E offering filed with the SEC on November 25, 2006.

Section 2	Financial Information
Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The Company borrowed $25,500 from Concorde, a principal stockholder and affiliate of the Company. The loan is described in Item 1.01 "Entry into a Material Definitive Agreement" above. Item 1.01 is fully incorporated herein by reference. The Note evidences a loan from Concorde to the Company to fund a portion of expenses consisting of legal fees and expenses, accounting fees and expenses, and general and administrative expenses. The Note is repayable upon demand and does not bear interest. The Note is convertible into the Shares at a conversion rate of one share of common stock per $1.00 of principal amount of Note converted, the price per share in the Company's next Regulation E offering.  The Note was issued in a private placement transaction exempt from registration under Section 4(2) of the Securities Act. On June 4, 2007, pursuant to the terms of the Note, Concorde converted the $25,500 principal amount of the Note into 25,500 shares of Common Stock at $1.00 of principal amount of Note converted, the price per share in the Company's Regulation E offering filed with the SEC on November 25, 2006.

Section 9	Financial Statements and Exhibits
Item 9.01	Financial Statements and Exhibits

The following is attached hereto and incorporated herein as Exhibits.

Exhibit 99.1 Convertible Note

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 4, 2007	BLACKHAWK CAPITAL GROUP BDC, INC.

	By:	/s/ Craig A. Zabala
Craig A. Zabala
Chief Executive Officer